UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01540

AIM Funds Group (Invesco Funds Group)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

ITEM 1.	Report to Stockholders.

Annual Report to Shareholders	December 31, 2020

Invesco European Small Company Fund
Nasdaq:
A: ESMAX ∎ C: ESMCX ∎ Y: ESMYX ∎ R6: ESMSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco European Small Company Fund (the Fund), at net asset value (NAV), underperformed the MSCI Europe Small Cap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.60%
Class C Shares	8.80
Class Y Shares	9.85
Class R6 Shares	9.99
MSCI Europe Index▼ (Broad Market Index)	5.38
MSCI Europe Small Cap Index▼ (Style-Specific Index)	14.00
Lipper European Funds Index∎ (Peer Group Index)	17.66
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    We remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process regardless of the macroeconomic environment

    During the year, stock selection in the financials and energy sectors were among the largest contributors to the Fund’s performance relative to its style-specific benchmark. We saw particular strength in the portfolio’s Italy-based brokerage company Gruppo MutuiOnline within the financials sector. The company benefited from strong interim results and positive outlook across its brokerage and business process outsourcing divisions for 2020 and the first half of 2021. Conversely, the Fund’s holdings in the health care, industrials and information technology sectors underperformed those of the style-specific benchmark and detracted from the Fund’s relative performance for the year.

    On a geographic basis, the Fund’s holdings in Italy and Ireland outperformed those of the style-specific benchmark and were key contributors to relative return. In addition, the Fund’s exposure to Romania, a country not represented in the style-specific benchmark, added to relative performance after posting positive absolute results. In contrast, an underweight allocation to Sweden and a lack of exposure to the Netherlands were key detractors from relative return during the year. Stock selection in Germany also hampered relative results.

    The Fund’s cash position in a rising market environment was a detractor from performance versus the style-specific benchmark. It is important to note that similar to the Fund’s sector and regional allocations, cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

    From an individual securities perspective, UK- based Gamesys Group was among the most significant contributors to Fund performance during the year. The company experienced robust interim earnings during the year as the global lock-down accelerated the shift towards online gaming. Strong cash flow and an improving balance sheet allowed company management to issue its first dividend to shareholders.

    We sold Norway-based industrials company Wilhelm Wilhelmsen, a key detractor from Fund performance during the year, in order to raise cash and make room for better opportunities. The structural headwinds to the company’s car-shipping business, which principally relies on cars built in Asia and sold into Western markets, were intensified given US-Chinese trade issues. The car-shipping subsidiary also carries more debt than we appreciate, particularly during a COVID-induced slowdown of unknown duration. Additionally, Romania-based Banca Transilvania was a notable detractor during the year. We exited our position in Banca Transilvania. A low interest rate environment and a high valuation relative to other European banks prompted us to exit our position in order to raise cash due to COVID-19 related economic shocks.

    Over the year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We initiated several new positions including Morocco-based Vivo Energy and Sweden-based Proact IT Group. We also sold several Fund holdings with EQV characteristics that were no longer as compelling as when we first initiated positions, including Ireland-based CPL Resources and Romania-based Romgaz.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco European Small Company Fund.

2 Invesco European Small Company Fund

Portfolio manager(s):

Borge Endresen

Jason Holzer (Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco European Small Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco European Small Company Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	10.02%
10 Years	7.78
5 Years	7.11
1 Year	3.57

Class C Shares
Inception (8/31/00)	10.03%
10 Years	7.74
5 Years	7.53
1 Year	7.80

Class Y Shares
Inception (10/3/08)	9.82%
10 Years	8.66
5 Years	8.59
1 Year	9.85

Class R6 Shares
10 Years	8.53%
5 Years	8.60
1 Year	9.99

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco European Small Company Fund

Supplemental Information

Invesco European Small Company Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Europe Index is an unmanaged index considered representative of stocks of developed European countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI Europe Small Cap Index is an unmanaged index considered representative of small-cap European stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco European Small Company Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	28.48%
Information Technology	21.35
Consumer Discretionary	18.65
Financials	13.21
Consumer Staples	4.41
Real Estate	3.11
Health Care	2.35
Energy	1.82
Money Market Funds Plus Other Assets Less Liabilities	6.62

Top 10 Equity Holdings*

		% of total net assets
1.	Hilan Ltd.	5.36%
2.	Gerard Perrier Industrie S.A.	4.96
3.	Linedata Services	4.95
4.	Diploma PLC	4.59
5.	Kaufman & Broad S.A.	4.56
6.	Gamesys Group PLC	4.17
7.	TBC Bank Group PLC	3.75
8.	Infotel S.A.	3.67
9.	Fondul Proprietatea S.A.	3.24
10.	Kardex Holding AG	3.13

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7                                    Invesco European Small Company Fund

Schedule of Investments

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–93.38%
France–27.41%
Gerard Perrier Industrie S.A.	140,371	$11,832,070
HEXAOM(a)	132,990	6,483,765
Infotel S.A.	165,203	8,737,550
Kaufman & Broad S.A.	242,700	10,859,739
Linedata Services(b)	341,159	11,794,869
Manutan International	52,230	4,638,492
Neurones(c)	232,283	6,639,745
Total Gabon	26,924	4,345,218
		65,331,448

Georgia–3.75%
TBC Bank Group PLC(a)	522,263	8,936,419

Germany–3.62%
CENIT AG(a)	196,758	3,016,988
MorphoSys AG(a)	49,120	5,608,945
		8,625,933

Greece–1.32%
Karelia Tobacco Co., Inc. S.A.	9,265	3,148,330

Ireland–3.09%
Origin Enterprises PLC(a)	1,945,864	7,365,850

Israel–6.68%
Hilan Ltd.	269,109	12,778,920
MIND C.T.I. Ltd.(b)	1,216,450	3,150,606
		15,929,526

Italy–3.90%
Gruppo MutuiOnline S.p.A.	171,783	7,282,940
Technogym S.p.A.(a)(d)	178,991	2,005,832
		9,288,772

Morocco–1.18%
Vivo Energy PLC(d)	2,425,904	2,804,930

Poland–2.25%
LiveChat Software S.A.	70,000	1,966,852
Warsaw Stock Exchange	278,420	3,405,264
		5,372,116

Portugal–0.65%
Conduril - Engenharia S.A.(a)	46,308	1,550,078

Romania–3.24%
Fondul Proprietatea S.A.	21,229,730	7,717,122

Russia–1.03%
Globaltrans Investment PLC, GDR(d)	411,000	2,457,780

Singapore–0.56%
XP Power Ltd.	20,835	1,340,343

Investment Abbreviations:

GDR – Global Depositary Receipt

	Shares	Value

Sweden–1.17%
Proact IT Group AB	84,000	$2,787,686

Switzerland–3.85%
Carlo Gavazzi Holding AG(a)	8,325	1,706,662
Kardex Holding AG	34,118	7,455,831
		9,162,493

United Kingdom–29.68%
City of London Investment Group PLC	900,000	5,389,932
Clarkson PLC	188,808	6,974,746
DCC PLC	58,026	4,124,498
Diploma PLC	364,327	10,932,077
Eurocell PLC(a)	1,634,000	4,826,655
Gamesys Group PLC	634,982	9,928,458
IG Group Holdings PLC	376,684	4,442,264
Mortgage Advice Bureau Holdings Ltd.	172,000	2,036,606
Renew Holdings PLC	860,626	6,568,757
SafeStyle UK PLC(a)(b)	4,465,000	2,408,536
Savills PLC(a)	570,369	7,406,144
Ultra Electronics Holdings PLC	200,583	5,686,784
		70,725,457
Total Common Stocks & Other Equity Interests (Cost $155,731,302)		222,544,283

Money Market Funds–6.76%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(e)	5,391,102	5,391,102
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(b)(e)	4,550,244	4,551,609
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(e)	6,161,260	6,161,260
Total Money Market Funds (Cost $16,103,555)		16,103,971
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.14% (Cost $171,834,857)		238,648,254
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.12%
Invesco Private Government Fund, 0.02%(b)(e)(f)	116,223	116,223
Invesco Private Prime Fund, 0.12%(b)(e)(f)	172,145	172,197
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $288,420)		288,420
TOTAL INVESTMENTS IN SECURITIES–100.26% (Cost $172,123,277)		238,936,674
OTHER ASSETS LESS LIABILITIES–(0.26)%		(619,882)
NET ASSETS–100.00%		$238,316,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                    Invesco European Small Company Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,313,794	$28,072,502	$(27,995,194)	$-	$-	$5,391,102	$23,659
Invesco Liquid Assets Portfolio, Institutional Class	3,876,856	20,674,286	(19,996,567)	37	(3,003)	4,551,609	24,323
Invesco Treasury Portfolio, Institutional Class	6,072,908	32,082,859	(31,994,507)	-	-	6,161,260	26,125
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	221,124	(104,901)	-	-	116,223	1	*
Invesco Private Prime Fund	-	315,327	(143,130)	-	-	172,197	13	*
Investments in Other Affiliates:
Linedata Services	12,298,813	-	(1,831,707)	1,617,055	(289,292)	11,794,869	338,883
MIND C.T.I. Ltd.	2,898,000	27,350	-	225,256	-	3,150,606	233,558
SafeStyle UK PLC**	4,398,743	-	(212,407)	930,341	(2,708,141)	2,408,536	-
Total	$34,859,114	$81,393,448	$(82,278,413)	$2,772,689	$(3,000,436)	$33,746,402	$646,562

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	At December 31, 2020, this security was no longer an affiliate of the Fund.

(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $7,268,542, which represented 3.05% of the Fund’s Net Assets.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco European Small Company Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:

Investments in securities, at value (Cost $ 143,964,038)*	$207,598,808
Investments in affiliates, at value (Cost $ 28,159,239)	31,337,866
Foreign currencies, at value (Cost $ 109,288)	109,937
Receivable for:
Fund shares sold	48,659
Dividends	489,442
Investment for trustee deferred compensation and retirement plans	99,215
Other assets	30,825
Total assets	239,714,752

Liabilities:

Payable for:
Fund shares reacquired	314,639
Amount due custodian	196,532
Collateral upon return of securities loaned	288,420
Accrued fees to affiliates	115,421
Accrued trustees’ and officers’ fees and benefits	332
Accrued other operating expenses	374,400
Trustee deferred compensation and retirement plans	108,216
Total liabilities	1,397,960
Net assets applicable to shares outstanding	$238,316,792

Net assets consist of:

Shares of beneficial interest	$193,073,841
Distributable earnings	45,242,951
$238,316,792

Net Assets:

Class A	$99,171,501
Class C	$6,370,276
Class Y	$121,746,293
Class R6	$11,028,722

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	6,532,863
Class C	454,808
Class Y	7,971,649
Class R6	721,610
Class A:
Net asset value per share	$15.18
Maximum offering price per share (Net asset value of $15.18 ÷ 94.50%)	$16.06
Class C:
Net asset value and offering price per share	$14.01
Class Y:
Net asset value and offering price per share	$15.27
Class R6:
Net asset value and offering price per share	$15.28

*	At December 31, 2020, securities with an aggregate value of $222,285 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                    Invesco European Small Company Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $464,094)	$5,923,675
Dividends from affiliates (includes securities lending income of $318)	646,880
Total investment income	6,570,555

Expenses:
Advisory fees	2,342,825
Administrative services fees	36,373
Custodian fees	259,012
Distribution fees:
Class A	237,592
Class C	83,361
Transfer agent fees – A, C and Y	332,606
Transfer agent fees – R6	5,619
Trustees’ and officers’ fees and benefits	23,607
Registration and filing fees	50,619
Reports to shareholders	40,415
Professional services fees	102,644
Other	20,447
Total expenses	3,535,120
Less: Fees waived and/or expense offset arrangement(s)	(16,091)
Net expenses	3,519,029
Net investment income	3,051,526

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(15,367,566)
Affiliated investment securities	(3,000,436)
Foreign currencies	20,762
(18,347,240)
Change in net unrealized appreciation of:
Unaffiliated investment securities	8,722,163
Affiliated investment securities	2,772,689
Foreign currencies	25,190
11,520,042
Net realized and unrealized gain (loss)	(6,827,198)
Net increase (decrease) in net assets resulting from operations	$(3,775,672)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                    Invesco European Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$3,051,526	$12,416,668

Net realized gain (loss)	(18,347,240)	11,867,984

Change in net unrealized appreciation	11,520,042	44,460,481

Net increase (decrease) in net assets resulting from operations	(3,775,672)	68,745,133

Distributions to shareholders from distributable earnings:

Class A	(2,646,198)	(8,093,967)

Class C	(221,682)	(761,110)

Class Y	(3,270,028)	(16,377,743)

Class R6	(301,825)	(1,046,081)

Total distributions from distributable earnings	(6,439,733)	(26,278,901)

Share transactions–net:

Class A	(24,681,729)	(16,028,351)

Class C	(5,568,725)	(11,981,359)

Class Y	(96,458,101)	(209,258,503)

Class R6	(4,174,279)	(4,722,093)

Net increase (decrease) in net assets resulting from share transactions	(130,882,834)	(241,990,306)

Net increase (decrease) in net assets	(141,098,239)	(199,524,074)

Net assets:

Beginning of year	379,415,031	578,939,105

End of year	$238,316,792	$379,415,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                                    Invesco European Small Company Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/20	$14.24	$0.14	(d)	$1.21	$1.35	$(0.17)	$(0.24)	$(0.41)	$15.18	9.60%	$99,172	1.53	%(e)	1.54	%(e)	1.09	%(d)(e)	6%
Year ended 12/31/19	13.23	0.34	(d)	1.67	2.01	(0.63)	(0.37)	(1.00)	14.24	15.23	121,763	1.42		1.43		2.40	(d)	1
Year ended 12/31/18	16.58	0.28		(2.80)	(2.52)	(0.29)	(0.54)	(0.83)	13.23	(15.21)	127,904	1.35		1.38		1.73		11
Year ended 12/31/17	13.35	0.29	(d)	3.47	3.76	(0.27)	(0.26)	(0.53)	16.58	28.29	186,233	1.40		1.42		1.85	(d)	10
Year ended 12/31/16	12.55	0.23		0.85	1.08	(0.28)	-	(0.28)	13.35	8.61	184,024	1.40		1.42		1.80		11
Class C
Year ended 12/31/20	13.27	0.04	(d)	1.11	1.15	(0.17)	(0.24)	(0.41)	14.01	8.80	6,370	2.28	(e)	2.29	(e)	0.34	(d)(e)	6
Year ended 12/31/19	12.36	0.22	(d)	1.56	1.78	(0.50)	(0.37)	(0.87)	13.27	14.44	12,200	2.17		2.18		1.65	(d)	1
Year ended 12/31/18	15.52	0.15		(2.61)	(2.46)	(0.16)	(0.54)	(0.70)	12.36	(15.89)	22,684	2.10		2.13		0.98		11
Year ended 12/31/17	12.53	0.16	(d)	3.25	3.41	(0.16)	(0.26)	(0.42)	15.52	27.27	34,366	2.15		2.17		1.10	(d)	10
Year ended 12/31/16	11.78	0.13		0.79	0.92	(0.17)	-	(0.17)	12.53	7.87	30,709	2.15		2.17		1.05		11
Class Y
Year ended 12/31/20	14.29	0.18	(d)	1.21	1.39	(0.17)	(0.24)	(0.41)	15.27	9.85	121,746	1.28	(e)	1.29	(e)	1.34	(d)(e)	6
Year ended 12/31/19	13.27	0.38	(d)	1.68	2.06	(0.67)	(0.37)	(1.04)	14.29	15.56	230,577	1.17		1.18		2.65	(d)	1
Year ended 12/31/18	16.64	0.32		(2.81)	(2.49)	(0.34)	(0.54)	(0.88)	13.27	(15.01)	410,107	1.10		1.13		1.98		11
Year ended 12/31/17	13.41	0.34	(d)	3.46	3.80	(0.31)	(0.26)	(0.57)	16.64	28.48	608,335	1.15		1.17		2.10	(d)	10
Year ended 12/31/16	12.60	0.27		0.85	1.12	(0.31)	-	(0.31)	13.41	8.95	265,250	1.15		1.17		2.05		11
Class R6
Year ended 12/31/20	14.28	0.19	(d)	1.22	1.41	(0.17)	(0.24)	(0.41)	15.28	9.99	11,029	1.19	(e)	1.20	(e)	1.43	(d)(e)	6
Year ended 12/31/19	13.27	0.39	(d)	1.67	2.06	(0.68)	(0.37)	(1.05)	14.28	15.59	14,875	1.09		1.10		2.73	(d)	1
Year ended 12/31/18	16.64	0.33		(2.81)	(2.48)	(0.35)	(0.54)	(0.89)	13.27	(14.93)	18,243	1.04		1.07		2.04		11
Period ended 12/31/17(f)	14.67	0.27	(d)	2.28	2.55	(0.32)	(0.26)	(0.58)	16.64	17.49	11	1.08	(g)	1.10	(g)	2.17	(d)(g)	10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2020. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.08 and 0.62%, $(0.02) and (0.13)%, $0.12 and 0.87% and $0.13 and 0.96% for Class A, Class C, Class Y and Class R6 shares, respectively. Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2019. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.24 and 1.66%, $0.12 and 0.91%, $0.28 and 1.91% and $0.29 and 1.99% for Class A, Class C, Class Y and Class R6 shares, respectively. Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.24 and 1.51%, $0.11 and 0.76%, $0.29 and 1.76% and $0.22 and 1.83% for Class A, Class C, Class Y and Class R6 shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $95,037, $8,336, $135,817 and $11,395 for Class A, Class C, Class Y and Class R6 shares, respectively.
(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco European Small Company Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco European Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14 Invesco European Small Company Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

15 Invesco European Small Company Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.25%, 3.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $15,420.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

16 Invesco European Small Company Fund

shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $3,259 in front-end sales commissions from the sale of Class A shares and $33 and $77 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
France	$–	$65,331,448	$–	$65,331,448

Georgia	–	8,936,419	–	8,936,419

Germany	–	8,625,933	–	8,625,933

Greece	–	3,148,330	–	3,148,330

Ireland	–	7,365,850	–	7,365,850

Israel	3,150,606	12,778,920	–	15,929,526

Italy	–	9,288,772	–	9,288,772

Morocco	–	2,804,930	–	2,804,930

Poland	–	5,372,116	–	5,372,116

Portugal	1,550,078	–	–	1,550,078

Romania	–	7,717,122	–	7,717,122

Russia	2,457,780	–	–	2,457,780

Singapore	–	1,340,343	–	1,340,343

Sweden	–	2,787,686	–	2,787,686

Switzerland	–	9,162,493	–	9,162,493

United Kingdom	–	70,725,457	–	70,725,457

Money Market Funds	16,103,971	288,420	–	16,392,391
Total Investments	$23,262,435	$215,674,239	$–	$238,936,674

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $671.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

17 Invesco European Small Company Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$2,690,459	$16,827,223
Long-term capital gain	3,749,274	9,451,678
Total distributions	$6,439,733	$26,278,901

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$6,410,418
Net unrealized appreciation – investments	59,779,444
Net unrealized appreciation - foreign currencies	34,452
Temporary book/tax differences	(75,036)
Capital loss carryforward	(20,906,327)
Shares of beneficial interest	193,073,841
Total net assets	$238,316,792

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,221,969	$19,684,358	$20,906,327

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $13,828,142 and $148,704,299, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$78,520,437
Aggregate unrealized (depreciation) of investments	(18,740,993)
Net unrealized appreciation of investments	$59,779,444

      Cost of investments for tax purposes is $179,157,230.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2020, undistributed net investment income was increased by $2,537,321 and undistributed net realized gain (loss) was decreased by $2,537,321. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

		Summary of Share Activity
	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount
Sold:
Class A	316,260	$4,028,241	298,073	$4,204,921
Class C	15,722	188,478	21,556	281,814
Class Y	1,504,516	19,936,199	2,561,419	36,196,787
Class R6	99,404	1,268,886	213,648	3,064,051

18 Invesco European Small Company Fund

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	167,672	$2,488,245	531,516	$7,515,639
Class C	15,142	207,449	54,190	714,226
Class Y	184,682	2,757,307	969,693	13,759,942
Class R6	17,998	268,896	66,085	937,750

Automatic conversion of Class C shares to Class A shares:
Class A	214,947	2,919,178	609,417	8,518,572
Class C	(232,096)	(2,919,178)	(652,733)	(8,518,572)

Reacquired:
Class A	(2,717,974)	(34,117,393)	(2,557,922)	(36,267,483)
Class C	(263,543)	(3,045,474)	(338,500)	(4,458,827)
Class Y	(9,856,282)	(119,151,607)	(18,296,266)	(259,215,232)
Class R6	(437,218)	(5,712,061)	(613,226)	(8,723,894)
Net increase (decrease) in share activity	(10,970,770)	$(130,882,834)	(17,133,050)	$(241,990,306)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

19 Invesco European Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco European Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco European Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20 Invesco European Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,283.50	$8.84	$1,017.39	$7.81	1.54%
Class C	1,000.00	1,278.80	13.17	1,013.57	11.64	2.30
Class Y	1,000.00	1,284.60	7.41	1,018.65	6.55	1.29
Class R6	1,000.00	1,285.40	6.89	1,019.10	6.09	1.20

1

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21 Invesco European Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,749,274
Qualified Dividend Income*	61.48%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22 Invesco European Small Company Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine

T-1 Invesco European Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None

T-2                                    Invesco European Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3                                    Invesco European Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                                    Invesco European Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                                    Invesco European Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                                    Invesco European Small Company Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on
Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334	Invesco Distributors, Inc.	ESC-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Global Core Equity Fund
Nasdaq:
A: AWSAX ∎ C: AWSCX ∎ R: AWSRX ∎ Y: AWSYX ∎ R5: AWSIX ∎ R6: AWSSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Global Core Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.63%
Class C Shares	11.75
Class R Shares	12.35
Class Y Shares	12.96
Class R5 Shares	12.89
Class R6 Shares	12.95
MSCI World Index▼ (Broad Market/Style-Specific Index)	15.90
Lipper Global Large-Cap Core Funds Index∎ (Peer Group Index)	13.84
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    The Fund’s relative performance compared to the MSCI World Index was primarily due to investments in the consumer discretionary sector which lagged those of the index over the year. In terms of market allocation, the Fund had an average overweighting to financials which hurt relative performance due to the sector lagging the market average. In contrast, the Fund’s investments in the communication services sector outperformed the index over the year and benefited relative performance.

    The most significant individual contributors during the year included Salesforce.com and Sabre. Shares in Salesforce.com rose on strong reported operating results despite the pandemic and also benefited as companies offering SaaS (software as a service) were in favor in 2020. Salesforce.com was sold from the portfolio during the year.

    Shares in Sabre rebounded late in 2020 after being hit hard as a result of the pandemic. Sabre is a leading technology firm serving the travel industry. Shares rallied on news the company was expanding its AI-based platform offerings to clients and also due to optimism that approved COVID-19 vaccines would help normalize the travel industry.

    The most significant individual detractors during the year included Carnival and Airbus. Shares in Carnival and Airbus were adversely impacted by the pandemic’s impact on global travel. Both Carnival and Airbus were sold from the portfolio during the year.

    On October 15, 2020, the Fund’s investment strategies and portfolio advisor were changed. The Fund will continue to provide diversified exposure to global equities. Both the previous and current investment teams focused on bottom up stock selection. However, investors should expect the new investment team to run a more concentrated, lower-turnover portfolio, with a longer investment horizon. The team seeks to own high quality companies that possess sustainable competitive advantage and that trade at a significant margin of safety to their assessment of intrinsic value. The performance of this Fund for the period prior to this date would have been different had the current investment strategies and portfolio advisor been in place during that period. The new portfolio management team did sell a significant percentage of holdings after this date to re-position the portfolio and this transition is substantially completed.

    Thank you for your investment in Invesco Global Core Equity Fund.

Portfolio manager(s):

Sunny Basi

Michael Hatcher (Lead)

Marina Pomerantz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2 Invesco Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3 Invesco Global Core Equity Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/00)	5.53%
10 Years	5.97
5 Years	8.13
1 Year	6.44

Class C Shares
Inception (12/29/00)	5.54%
10 Years	5.93
5 Years	8.55
1 Year	10.83

Class R Shares
10 Years	6.30%
5 Years	9.10
1 Year	12.35

Class Y Shares
Inception (10/3/08)	7.03%
10 Years	6.83
5 Years	9.65
1 Year	12.96

Class R5 Shares
Inception (10/25/05)	5.47%
10 Years	6.91
5 Years	9.66
1 Year	12.89

Class R6 Shares
10 Years	6.68%
5 Years	9.59
1 Year	12.95

Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4 Invesco Global Core Equity Fund

Supplemental Information

Invesco Global Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Global Large-Cap Core Funds Index is an unmanaged index considered representative of global large-cap core funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5 Invesco Global Core Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	31.02%
Consumer Staples	15.28
Consumer Discretionary	14.74
Industrials	13.24
Communication Services	7.16
Health Care	5.30
Financials	5.04
Real Estate	3.56
Energy	2.00
Money Market Funds Plus Other Assets Less Liabilities	2.66

Top 10 Equity Holdings*

		% of total net assets
1.	Microsoft Corp.	6.15%
2.	Visa, Inc., Class A	4.94
3.	SAP SE	4.90
4.	KION Group AG	4.86
5.	Analog Devices, Inc.	4.12
6.	Accenture PLC, Class A	3.74
7.	Alphabet, Inc., Class A	3.70
8.	Alibaba Group Holding Ltd., ADR	3.66
9.	Equinix, Inc.	3.56
10.	British American Tobacco PLC	3.49

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

6                                    Invesco Global Core Equity Fund

Schedule of Investments

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–97.34%
Belgium–2.56%
Anheuser-Busch InBev S.A./N.V., ADR(a)	268,933	$ 18,801,106

Canada–3.07%
Canadian Natural Resources Ltd.	610,295	14,666,450
Constellation Software, Inc.	6,069	7,880,880
Topicus.com, Inc.(b)(c)	11,288	42,672
		22,590,002

China–6.39%
Alibaba Group Holding Ltd., ADR(b)	115,673	26,920,577
Kweichow Moutai Co. Ltd., A Shares	65,606	20,048,478
		46,969,055

France–2.44%
Bureau Veritas S.A.	675,200	17,959,664

Germany–12.70%
Henkel AG & Co. KGaA	224,667	21,626,979
KION Group AG(a)	410,279	35,670,195
SAP SE	273,857	35,987,147
		93,284,321

Hong Kong–3.07%
AIA Group Ltd.	1,832,200	22,568,430

Switzerland–7.88%
Cie Financiere Richemont S.A.	212,060	19,162,233
Cie Financiere Richemont S.A., Wts., expiring 11/23/2022(b)	432,956	112,482
Roche Holding AG	51,808	18,076,219
Temenos AG	147,151	20,532,730
		57,883,664

United Kingdom–7.05%
British American Tobacco PLC	689,658	25,651,787
Imperial Brands PLC	368,674	7,746,345
Unilever PLC	304,225	18,421,153
		51,819,285

United States–52.18%
Accenture PLC, Class A	105,151	27,466,493
Alphabet, Inc., Class A(b)	15,514	27,190,457

	Shares	Value

United States–(continued)
Alphabet, Inc., Class C(b)	3,676	$6,439,911

Analog Devices, Inc.	204,669	30,235,751

Aon PLC, Class A	68,561	14,484,882

Aptiv PLC	182,039	23,717,861

AutoZone, Inc.(b)	18,628	22,082,376

Becton, Dickinson and Co.	83,485	20,889,617

BorgWarner, Inc.	422,361	16,320,029

Equinix, Inc.	36,628	26,158,985

Flowserve Corp.	565,191	20,827,288

Honeywell International, Inc.	107,481	22,861,209

Microsoft Corp.	203,218	45,199,748

Sabre Corp.	2,019,541	24,274,883

Visa, Inc., Class A	165,921	36,291,900

Walt Disney Co. (The)(b)	104,792	18,986,215

		383,427,605

Total Common Stocks & Other Equity Interests (Cost $633,115,486)		715,303,132

Money Market Funds–2.69%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	11,831,531	11,831,531

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	7,887,687	7,887,687

Total Money Market Funds (Cost $19,719,218)		19,719,218

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.03% (Cost $652,834,704)		735,022,350

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.04%
Invesco Private Government Fund, 0.02%(d)(e)(f)	3,062,118	3,062,118

Invesco Private Prime Fund, 0.12%(d)(e)(f)	4,591,800	4,593,178

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,655,296)		7,655,296

TOTAL INVESTMENTS IN SECURITIES–101.07% (Cost $660,490,000)		742,677,646

OTHER ASSETS LESS LIABILITIES–(1.07)%		(7,851,739)

NET ASSETS–100.00%		$734,825,907

Investment Abbreviations:

ADR – American Depositary Receipt

Wts. – Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Global Core Equity Fund

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2020.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$39,050	$142,410,992	$(130,618,511)	$-	$-	$11,831,531	$21,648
Invesco Treasury Portfolio, Institutional Class	26,034	94,940,660	(87,079,007)	-	-	7,887,687	13,717
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	26,986,934	(23,924,816)	-	-	3,062,118	286	*
Invesco Private Prime Fund	-	38,063,999	(33,470,821)	-	-	4,593,178	1,918	*
Total	$65,084	$302,402,585	$(275,093,155)	$-	$-	$27,374,514	$37,569

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:

Investments in securities, at value (Cost $633,115,486)*	$715,303,132
Investments in affiliated money market funds, at value (Cost $27,374,514)	27,374,514
Foreign currencies, at value (Cost $253,050)	254,143
Receivable for:
Fund shares sold	151,185
Dividends	1,023,392
Investment for trustee deferred compensation and retirement plans	232,523
Other assets	50,146
Total assets	744,389,035

Liabilities:
Payable for:
Fund shares reacquired	494,296
Amount due custodian	476,311
Collateral upon return of securities loaned	7,655,296
Accrued fees to affiliates	463,704
Accrued other operating expenses	180,352
Trustee deferred compensation and retirement plans	293,169
Total liabilities	9,563,128
Net assets applicable to shares outstanding	$734,825,907

Net assets consist of:

Shares of beneficial interest	$642,727,322
Distributable earnings	92,098,585
$734,825,907

Net Assets:

Class A	$686,611,723
Class C	$6,307,447
Class R	$1,845,356
Class Y	$32,476,466
Class R5	$1,003,963
Class R6	$6,580,952

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	47,006,400
Class C	461,303
Class R	126,549
Class Y	2,218,890
Class R5	67,376
Class R6	441,324
Class A:
Net asset value per share	$14.61
Maximum offering price per share
(Net asset value of $14.61 ÷ 94.50%)	$15.46

Class C:
Net asset value and offering price per share	$13.67

Class R:
Net asset value and offering price per share	$14.58

Class Y:
Net asset value and offering price per share	$14.64

Class R5:
Net asset value and offering price per share	$14.90

Class R6:
Net asset value and offering price per share	$14.91

* At December 31, 2020, securities with an aggregate value of $8,315,778 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Global Core Equity Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $665,443)	$12,270,144

Non-cash dividend income	2,096,605

Dividends from affiliated money market funds (includes securities lending income of $3,482)	38,847

Total investment income	14,405,596

Expenses:
Advisory fees	5,260,023

Administrative services fees	96,167

Custodian fees	58,709

Distribution fees:
Class A	1,560,460

Class C	99,218

Class R	8,549

Transfer agent fees - A, C, R and Y	1,167,542

Transfer agent fees - R5	796

Transfer agent fees - R6	2,561

Trustees’ and officers’ fees and benefits	29,640

Registration and filing fees	73,289

Reports to shareholders	123,024

Professional services fees	72,391

Other	30,018

Total expenses	8,582,387

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(407,227)

Net expenses	8,175,160

Net investment income	6,230,436

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $ 71,413)	138,112,965

Foreign currencies	(13,209)

Forward foreign currency contracts	(160,941)

137,938,815

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $ 206,935)	(69,155,202)

Foreign currencies	6,542

Forward foreign currency contracts	(76,775)

(69,225,435)

Net realized and unrealized gain	68,713,380

Net increase in net assets resulting from operations	$74,943,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                    Invesco Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$6,230,436	$9,973,332

Net realized gain (loss)	137,938,815	(4,265,506)

Change in net unrealized appreciation (depreciation)	(69,225,435)	157,807,993

Net increase in net assets resulting from operations	74,943,816	163,515,819

Distributions to shareholders from distributable earnings:
Class A	(117,664,978)	(8,541,048)

Class C	(1,545,108)	(31,772)

Class R	(306,372)	(16,933)

Class Y	(5,609,250)	(500,296)

Class R5	(162,207)	(11,022)

Class R6	(1,102,071)	(104,683)

Total distributions from distributable earnings	(126,389,986)	(9,205,754)

Share transactions–net:
Class A	23,792,159	(34,843,815)

Class C	(6,742,650)	(49,295,662)

Class R	36,665	152,342

Class Y	551,422	(4,868,371)

Class R5	267,305	93,781

Class R6	(102,020)	(1,145,729)

Net increase (decrease) in net assets resulting from share transactions	17,802,881	(89,907,454)

Net increase (decrease) in net assets	(33,643,289)	64,402,611

Net assets:
Beginning of year	768,469,196	704,066,585

End of year	$734,825,907	$768,469,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                    Invesco Global Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/20	$15.66	$0.14	$1.78	$1.92	$(0.03)	$(2.94)	$(2.97)	$14.61	12.63%	$686,612	1.22	%(d)	1.28	%(d)	0.92	%(d)	126%
Year ended 12/31/19	12.73	0.19	2.93	3.12	(0.19)	–	(0.19)	15.66	24.53	709,829	1.22		1.28		1.33		24
Year ended 12/31/18	16.20	0.15	(2.53)	(2.38)	(0.17)	(0.92)	(1.09)	12.73	(14.90)	605,748	1.22		1.29		0.97		30
Year ended 12/31/17	13.89	0.12	3.04	3.16	(0.15)	(0.70)	(0.85)	16.20	22.83	798,219	1.22		1.34		0.80		64
Year ended 12/31/16	13.19	0.13	0.76	0.89	(0.14)	(0.05)	(0.19)	13.89	6.70	749,810	1.30		1.30		0.95	(e)	39
Class C
Year ended 12/31/20	14.94	0.02	1.68	1.70	(0.03)	(2.94)	(2.97)	13.67	11.75	6,307	1.97	(d)	2.03	(d)	0.17	(d)	126
Year ended 12/31/19	12.10	0.08	2.79	2.87	(0.03)	–	(0.03)	14.94	23.74	14,290	1.97		2.03		0.58		24
Year ended 12/31/18	15.44	0.03	(2.40)	(2.37)	(0.05)	(0.92)	(0.97)	12.10	(15.58)	57,163	1.97		2.04		0.22		30
Year ended 12/31/17	13.26	0.01	2.90	2.91	(0.03)	(0.70)	(0.73)	15.44	21.97	81,668	1.97		2.09		0.05		64
Year ended 12/31/16	12.60	0.03	0.71	0.74	(0.03)	(0.05)	(0.08)	13.26	5.87	83,864	2.05		2.05		0.20	(e)	39
Class R
Year ended 12/31/20	15.68	0.10	1.77	1.87	(0.03)	(2.94)	(2.97)	14.58	12.28	1,845	1.47	(d)	1.53	(d)	0.67	(d)	126
Year ended 12/31/19	12.72	0.16	2.94	3.10	(0.14)	–	(0.14)	15.68	24.38	1,963	1.47		1.53		1.08		24
Year ended 12/31/18	16.19	0.11	(2.53)	(2.42)	(0.13)	(0.92)	(1.05)	12.72	(15.16)	1,464	1.47		1.54		0.72		30
Year ended 12/31/17	13.88	0.09	3.03	3.12	(0.11)	(0.70)	(0.81)	16.19	22.54	1,689	1.47		1.59		0.55		64
Year ended 12/31/16	13.18	0.09	0.76	0.85	(0.10)	(0.05)	(0.15)	13.88	6.45	1,054	1.55		1.55		0.70	(e)	39
Class Y
Year ended 12/31/20	15.64	0.17	1.80	1.97	(0.03)	(2.94)	(2.97)	14.64	12.96	32,476	0.97	(d)	1.03	(d)	1.17	(d)	126
Year ended 12/31/19	12.71	0.23	2.93	3.16	(0.23)	–	(0.23)	15.64	24.87	34,547	0.97		1.03		1.58		24
Year ended 12/31/18	16.19	0.19	(2.54)	(2.35)	(0.21)	(0.92)	(1.13)	12.71	(14.72)	32,382	0.97		1.04		1.22		30
Year ended 12/31/17	13.88	0.16	3.04	3.20	(0.19)	(0.70)	(0.89)	16.19	23.14	49,238	0.97		1.09		1.05		64
Year ended 12/31/16	13.18	0.16	0.76	0.92	(0.17)	(0.05)	(0.22)	13.88	6.98	25,996	1.05		1.05		1.20	(e)	39
Class R5
Year ended 12/31/20	15.88	0.18	1.81	1.99	(0.03)	(2.94)	(2.97)	14.90	12.89	1,004	0.95	(d)	0.95	(d)	1.19	(d)	126
Year ended 12/31/19	12.90	0.24	2.97	3.21	(0.23)	–	(0.23)	15.88	24.92	755	0.95		0.95		1.60		24
Year ended 12/31/18	16.41	0.20	(2.58)	(2.38)	(0.21)	(0.92)	(1.13)	12.90	(14.70)	533	0.97		0.97		1.22		30
Year ended 12/31/17	14.06	0.16	3.08	3.24	(0.19)	(0.70)	(0.89)	16.41	23.14	416	0.97		0.99		1.05		64
Year ended 12/31/16	13.35	0.18	0.77	0.95	(0.19)	(0.05)	(0.24)	14.06	7.07	401	0.94		0.94		1.31	(e)	39
Class R6
Year ended 12/31/20	15.88	0.19	1.81	2.00	(0.03)	(2.94)	(2.97)	14.91	12.95	6,581	0.89	(d)	0.89	(d)	1.25	(d)	126
Year ended 12/31/19	12.90	0.24	2.98	3.22	(0.24)	–	(0.24)	15.88	24.98	7,085	0.90		0.90		1.65		24
Year ended 12/31/18	16.41	0.20	(2.57)	(2.37)	(0.22)	(0.92)	(1.14)	12.90	(14.64)	6,776	0.91		0.91		1.28		30
Period ended 12/31/17(f)	14.89	0.12	2.29	2.41	(0.19)	(0.70)	(0.89)	16.41	16.27	11	0.97	(g)	1.01	(g)	1.05	(g)	64

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $624,184, $9,922, $1,710, $29,626, $796 and $6,134 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Amount includes the effect of a one-time reimbursement of custody expenses. The ratio of net investment income excluding these payments would have been 0.84%, 0.09%, 0.59%, 1.09% and 1.20% for Class A, Class C, Class R, Class Y and Class R5 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Global Core Equity Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

13 Invesco Global Core Equity Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

14 Invesco Global Core Equity Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.800%

Next $250 million	0.780%

Next $500 million	0.760%

Next $1.5 billion	0.740%

Next $2.5 billion	0.720%

Next $2.5 billion	0.700%

Next $2.5 billion	0.680%

Over $10 billion	0.660%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.78%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.22%, 1.97%, 1.47%, 0.97%, 0.97% and 0.97%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $10,394 and reimbursed class level expenses of $370,220, $5,805, $1,009 and $17,479, of Class A, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $15,784 in front-end sales commissions from the sale of Class A shares and $375 and $442 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

15 Invesco Global Core Equity Fund

For the year ended December 31, 2020, the Fund incurred $3,629 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Belgium	$18,801,106	$–	$–	$ 18,801,106

Canada	22,547,330	–	42,672	22,590,002

China	26,920,577	20,048,478	–	46,969,055

France	–	17,959,664	–	17,959,664

Germany	–	93,284,321	–	93,284,321

Hong Kong	–	22,568,430	–	22,568,430

Switzerland	112,482	57,771,182	–	57,883,664

United Kingdom	18,421,153	33,398,132	–	51,819,285

United States	383,427,605	–	–	383,427,605

Money Market Funds	19,719,218	7,655,296	–	27,374,514
Total Investments	$489,949,471	$252,685,503	$42,672	$742,677,646

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(160,941)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(76,775)
Total	$(237,716)
The table below summarizes the average notional value of derivatives held during the period.
Forward
Foreign Currency
Contracts
Average notional value	$22,344,560

16 Invesco Global Core Equity Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,320.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$32,474,356	$9,205,754
Long-term capital gain	93,915,630	–
Total distributions	$126,389,986	$9,205,754

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$10,272,581

Net unrealized appreciation – investments	82,025,415

Net unrealized appreciation - foreign currencies	16,997

Temporary book/tax differences	(216,408)

Shares of beneficial interest	642,727,322

Total net assets	$734,825,907

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $832,846,694 and $954,206,338, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$96,038,985

Aggregate unrealized (depreciation) of investments	(14,013,570)

Net unrealized appreciation of investments	$82,025,415

Cost of investments for tax purposes is $660,652,231.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distribution redesignation, foreign currency transactions and foreign taxes, on December 31, 2020, undistributed net investment income was decreased by $142,765 and undistributed net realized gain was increased by $142,765. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

17 Invesco Global Core Equity Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Class A	487,198	$7,009,285	553,685	$8,019,336

Class C	59,022	817,386	76,591	1,050,435

Class R	37,788	550,880	19,424	284,278

Class Y	444,137	6,574,684	520,794	7,519,669

Class R5	14,446	193,082	12,411	184,797

Class R6	50,001	735,940	109,762	1,611,083

Issued as reinvestment of dividends:
Class A	7,458,272	106,653,296	494,027	7,608,014

Class C	107,017	1,432,961	1,960	28,808

Class R	21,455	306,372	1,098	16,933

Class Y	328,905	4,713,204	25,183	387,564

Class R5	10,823	157,908	684	10,688

Class R6	73,923	1,079,283	6,394	99,877

Automatic conversion of Class C shares to Class A shares:
Class A	431,459	6,180,744	3,359,021	46,182,391

Class C	(456,366)	(6,180,744)	(3,536,093)	(46,182,391)

Reacquired:
Class A	(6,703,207)	(96,051,166)	(6,675,091)	(96,653,556)

Class C	(204,996)	(2,812,253)	(309,499)	(4,192,514)

Class R	(57,894)	(820,587)	(10,388)	(148,869)

Class Y	(762,360)	(10,736,466)	(884,676)	(12,775,604)

Class R5	(5,468)	(83,685)	(6,843)	(101,704)

Class R6	(128,845)	(1,917,243)	(195,221)	(2,856,689)

Net increase (decrease) in share activity	1,205,310	$17,802,881	(6,436,777)	$(89,907,454)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

18 Invesco Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco Global Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Core Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19 Invesco Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,247.30	$6.89	$1,019.00	$6.19	1.22%
Class C	1,000.00	1,242.20	11.10	1,015.23	9.98	1.97
Class R	1,000.00	1,245.10	8.30	1,017.75	7.46	1.47
Class Y	1,000.00	1,248.60	5.48	1,020.26	4.93	0.97
Class R5	1,000.00	1,248.40	5.37	1,020.36	4.82	0.95
Class R6	1,000.00	1,249.00	5.03	1,020.66	4.52	0.89

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

20 Invesco Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$93,915,630
Corporate Dividends Received Deduction*	11.00%
Qualified Dividend Income*	35.28%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions*	$31,315,566

*	The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

21 Invesco Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                                    Invesco Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                                    Invesco Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                    Invesco Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                                    Invesco Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                                    Invesco Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                                    Invesco Global Core Equity Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334	Invesco Distributors, Inc.	GCE-AR-1

Annual Report to Shareholders	December 31, 2020
Invesco International Small Company Fund
Nasdaq:
A: IEGAX ∎ C: IEGCX ∎ Y: IEGYX ∎ R5: IEGIX ∎ R6: IEGFX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco International Small Company Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex-USA Small Cap Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.16%
Class C Shares	9.36
Class Y Shares	10.47
Class R5 Shares	10.64
Class R6 Shares	10.66
MSCI All Country World ex-USA Small Cap Index▼ (Broad Market/Style-Specific Index)	14.24
Lipper International Small/Mid-Cap Core Funds Index∎ (Peer Group Index)	4.20
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    We remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process regardless of the macroeconomic environment.

    During the year, the Fund’s holdings in information technology and financials outperformed those of the broad market/style-specific benchmark and were among the largest contributors to the Fund’s relative performance. In addition, an underweight to real estate added to relative performance. Conversely, stock selection and an underweight in health care was the largest detractor from relative return. The Fund’s holdings in the consumer staples and communication services sectors underperformed those of the broad market/style-specific benchmark, detracting from the Fund’s relative performance. A lack of exposure to the materials sector, one of the year’s strongest performing sectors, also hampered relative results.

    On a geographic basis, the Fund’s holdings in Japan outperformed those of the broad market/style-specific benchmark and was the largest contributor to relative performance. Stock selection in Poland, South Africa, Canada and Singapore added to the Fund’s relative performance. In addition, an underweight to Japan and overweight to Canada positively contributed to relative results. In contrast, the Fund’s holdings in Brazil and Germany underperformed those of the broad market/style-specific benchmark and were leading detractors from relative performance. The Fund’s lack of exposure to South Korea, the strongest performing country for the year, negatively impacted relative performance.

    The Fund’s cash position was a contributor to performance versus the broad market/ style-specific benchmark for the year. It is important to note that similar to the Fund’s sector and regional allocations, cash is a residual of our bottom-up investment process and is not the result of any top-down tactical asset allocation or a risk-management allocation decision.

    On a security level, Canada-based industrials company Calian Group was the Fund’s largest contributor during the year. The company experienced a strong re-rating with robust third quarter results, positive outlook driven by healthy order flow, and resumption of merger and acquisition activities. In contrast, Brazil-based industrials company Wilson Sons was the largest individual detractor from the Fund’s performance for the year. As an owner of ports and towage related businesses at ports, the company sold off during the first quarter on COVID-19 fears and lower oil prices.

    During 2020, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We added several new stocks to the portfolio, including Poland-based online retail software LiveChat Software, Brazil-based real estate development company Multiplan Empreendimentos Imobiliarios and Ireland-based industrial company CPL Resources. Deteriorating fundamentals and/or valuations led to the sale of several securities, including Romgaz, CRCAM Nord de France and Banca Transylvania.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco International Small Company Fund.

Portfolio manager(s):

Shuxin Cao - Lead

Borge Endresen

Jason Holzer - Lead

2 Invesco International Small Company Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco International Small Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco International Small Company Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	8.47%
10 Years	4.47
5 Years	7.79
1 Year	4.09

Class C Shares
Inception (8/31/00)	8.47%
10 Years	4.44
5 Years	8.21
1 Year	8.36

Class Y Shares
Inception (10/3/08)	8.45%
10 Years	5.32
5 Years	9.30
1 Year	10.47

Class R5 Shares
Inception (10/25/05)	7.65%
10 Years	5.44
5 Years	9.43
1 Year	10.64

Class R6 Shares
10 Years	5.43%
5 Years	9.50
1 Year	10.66

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

See current prospectus for more information.

5 Invesco International Small Company Fund

Supplemental Information

Invesco International Small Company Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex-USA Small Cap Index represents the performance of small-cap stocks in developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper International Small/Mid-Cap Core Funds Index is an unmanaged index considered representative of international small/mid-cap core funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco International Small Company Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	30.87%
Financials	16.33
Consumer Discretionary	13.04
Information Technology	8.28
Health Care	7.21
Real Estate	6.75
Energy	4.44
Consumer Staples	3.88
Communication Services	1.82
Money Market Funds Plus Other Assets Less Liabilities	7.38

Top 10 Equity Holdings*

		% of total net assets
1.	Calian Group Ltd.	5.02%
2.	Bolsa Mexicana de Valores S.A.B. de C.V.	4.08
3.	Precia S.A.	3.38
4.	Mortgage Advice Bureau Holdings Ltd.	2.94
5.	E-L Financial Corp. Ltd.	2.93
6.	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	2.83
7.	Gamesys Group PLC	2.71
8.	Nabtesco Corp.	2.70
9.	LiveChat Software S.A.	2.67
10.	Cartrack Holdings Ltd.	2.65

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7                                    Invesco International Small Company Fund

Schedule of Investments

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–92.62%
Brazil–4.68%
Fleury S.A.	747,412	$3,901,360
Multiplan Empreendimentos Imobiliarios S.A.	652,100	2,971,172
Wilson Sons Ltd., BDR	559,797	4,883,517
		11,756,049

Canada–12.53%
Calian Group Ltd.	242,300	12,593,737
E-L Financial Corp. Ltd.	12,306	7,371,612
Information Services Corp.	247,100	3,865,002
Total Energy Services, Inc.	722,190	1,860,934
TransGlobe Energy Corp.(a)	3,402,269	3,234,147
Trican Well Service Ltd.(a)	1,926,599	2,542,766
		31,468,198

Denmark–1.83%
TCM Group A/S(a)(b)	201,000	4,587,033

Egypt–3.12%
Eastern Co. S.A.E.	7,020,556	5,819,395
Integrated Diagnostics Holdings PLC(b)	1,820,000	2,001,643
		7,821,038

Estonia–0.62%
Silvano Fashion Group A.S., Class A(a)	815,000	1,553,082

France–7.12%
Kaufman & Broad S.A.	113,400	5,074,142
Linedata Services	58,928	2,037,314
Metropole Television S.A.(a)	139,960	2,277,188
Precia S.A.(c)	33,121	8,484,221
		17,872,865

Georgia–1.69%
TBC Bank Group PLC(a)	248,000	4,243,517

Germany–2.24%
MorphoSys AG(a)	49,315	5,631,211

Greece–1.53%
European Reliance General Insurance Co. S.A.	655,000	3,841,884

Indonesia–1.90%
PT Pakuwon Jati Tbk(a)	131,007,900	4,755,965

Ireland–1.53%
Cpl Resources PLC	169,000	2,309,347
Origin Enterprises PLC(a)	405,000	1,533,082
		3,842,429

Italy–2.14%
Danieli & C. Officine Meccaniche S.p.A., RSP	266,310	3,121,105
Openjobmetis Spa agenzia per il lavoro	262,146	2,260,126
		5,381,231

Japan–2.70%
Nabtesco Corp.	154,500	6,782,214

	Shares	Value

Malaysia–0.95%
Heineken Malaysia Bhd.	416,500	$2,383,827

Mexico–6.91%
Bolsa Mexicana de Valores S.A.B. de C.V.	4,325,494	10,251,026
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.(a)	1,101,066	7,103,991
		17,355,017

Morocco–1.58%
Vivo Energy PLC(b)	3,429,789	3,965,663

Netherlands–0.46%
Aalberts N.V.	26,254	1,163,626

New Zealand–1.29%
Freightways Ltd.	447,293	3,240,137

Poland–5.44%
LiveChat Software S.A.	238,000	6,687,295
Polski Bank Komorek Macierzystych S.A.(a)	228,451	4,642,928
Quercus TFI S.A.(a)	1,202,845	1,180,616
Skarbiec Holding S.A.(a)(b)	166,000	1,133,514
		13,644,353

Romania–2.15%
Fondul Proprietatea S.A.	14,855,342	5,399,998

Singapore–1.77%
XP Power Ltd.	69,000	4,438,862

South Africa–4.11%
Cartrack Holdings Ltd.	2,000,000	6,650,195
Combined Motor Holdings Ltd.	2,114,569	2,134,670
Net 1 UEPS Technologies, Inc.(a)	313,000	1,539,960
		10,324,825

Sweden–1.54%
Proact IT Group AB	70,000	2,323,072
Vitec Software Group AB, Class B	37,300	1,545,734
		3,868,806

Switzerland–1.71%
Kardex Holding AG	19,600	4,283,202

United Kingdom–19.42%
4imprint Group PLC(a)	65,000	2,288,408
Bioventix PLC	32,000	1,919,955
Character Group PLC (The)	440,000	2,557,763
Clarkson PLC	142,000	5,245,614
DCC PLC	75,551	5,370,179
Eurocell PLC(a)	1,006,000	2,971,613
Gamesys Group PLC	435,000	6,801,577
HomeServe PLC	232,805	3,265,886
IG Group Holdings PLC	300,791	3,547,252
Jupiter Fund Management PLC	530,948	2,038,446
Mortgage Advice Bureau Holdings Ltd.	623,720	7,385,302
Savills PLC(a)	413,099	5,364,020
		48,756,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                    Invesco International Small Company Fund

	Shares	Value

United States–1.40%
Epsilon Energy Ltd.(a)	947,280	$3,514,409

Vietnam–0.26%
Masan Consumer Corp.	164,300	661,969
Total Common Stocks & Other Equity Interests (Cost $174,973,248)		232,537,425

Money Market Funds–6.87%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	6,022,748	6,022,748

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	4,342,306	$4,343,609
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	6,883,141	6,883,141
Total Money Market Funds (Cost $17,249,083)		17,249,498
TOTAL INVESTMENTS IN SECURITIES–99.49% (Cost $192,222,331)		249,786,923
OTHER ASSETS LESS LIABILITIES–0.51%		1,275,356
NET ASSETS–100.00%		$251,062,279

Investment Abbreviations:

BDR – Brazilian Depositary Receipt

RSP – Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $11,687,853, which represented 4.66% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 7,282,806	$14,870,462	$(16,130,520)	$-	$-	$ 6,022,748	$26,924
Invesco Liquid Assets Portfolio, Institutional Class	5,273,809	10,662,489	(11,591,521)	(539)	(629)	4,343,609	26,474
Invesco Treasury Portfolio, Institutional Class	8,323,207	16,994,814	(18,434,880)	-	-	6,883,141	29,599
Investments in Other Affiliates:
Precia S.A.	7,588,245	-	(401,597)	1,174,653	122,920	8,484,221	39,640
Total	$28,468,067	$42,527,765	$(46,558,518)	$1,174,114	$122,291	$25,733,719	$122,637

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco International Small Company Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $ 170,879,291)	$224,053,204
Investments in affiliates, at value (Cost $ 21,343,040)	25,733,719
Cash	629,646
Foreign currencies, at value (Cost $ 322,329)	329,280
Receivable for:
Fund shares sold	242,042
Dividends	598,499
Investment for trustee deferred compensation and retirement plans	142,088
Other assets	43,948
Total assets	251,772,426

Liabilities:
Payable for:
Fund shares reacquired	221,088
Accrued fees to affiliates	112,183
Accrued other operating expenses	224,849
Trustee deferred compensation and retirement plans	152,027
Total liabilities	710,147
Net assets applicable to shares outstanding	$251,062,279

Net assets consist of:
Shares of beneficial interest	$198,597,241
Distributable earnings	52,465,038
$251,062,279

Net Assets:
Class A	$127,416,731
Class C	$3,150,890
Class Y	$34,240,164
Class R5	$6,296,873
Class R6	$79,957,621

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,824,369
Class C	178,083
Class Y	1,831,906
Class R5	340,270
Class R6	4,324,918
Class A:
Net asset value per share	$18.67
Maximum offering price per share (Net asset value of $18.67 ÷ 94.50%)	$19.76
Class C:
Net asset value and offering price per share	$17.69
Class Y:
Net asset value and offering price per share	$18.69
Class R5:
Net asset value and offering price per share	$18.51
Class R6:
Net asset value and offering price per share	$18.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                    Invesco International Small Company Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $432,888)	$4,737,085

Dividends from affiliates	122,637

Total investment income	4,859,722

Expenses:
Advisory fees	2,098,590

Administrative services fees	32,139

Custodian fees	145,816

Distribution fees:
Class A	287,450

Class C	31,322

Transfer agent fees – A, C and Y	338,865

Transfer agent fees – R5	5,077

Transfer agent fees – R6	23,278

Trustees’ and officers’ fees and benefits	22,865

Registration and filing fees	60,678

Reports to shareholders	82,899

Professional services fees	70,342

Other	15,269

Total expenses	3,214,590

Less: Fees waived and/or expense offset arrangement(s)	(17,157)

Net expenses	3,197,433

Net investment income	1,662,289

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,504,296)

Affiliated investment securities	122,291

Foreign currencies	126,184

(2,255,821)

Change in net unrealized appreciation of:
Unaffiliated investment securities	15,472,877

Affiliated investment securities	1,174,114

Foreign currencies	22,407

16,669,398

Net realized and unrealized gain	14,413,577

Net increase in net assets resulting from operations	$16,075,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                    Invesco International Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$1,662,289	$5,118,401

Net realized gain (loss)	(2,255,821)	5,038,476

Change in net unrealized appreciation	16,669,398	36,100,260

Net increase in net assets resulting from operations	16,075,866	46,257,137

Distributions to shareholders from distributable earnings:
Class A	(1,400,574)	(6,107,050)

Class C	(24,799)	(159,208)

Class Y	(450,572)	(2,186,829)

Class R5	(89,699)	(268,785)

Class R6	(1,197,987)	(3,850,476)

Total distributions from distributable earnings	(3,163,631)	(12,572,348)

Share transactions–net:
Class A	(20,195,950)	(8,625,203)

Class C	(1,179,507)	(9,705,107)

Class Y	(11,427,772)	(1,849,822)

Class R5	189,909	(57,000)

Class R6	(5,109,189)	(5,556,227)

Net increase (decrease) in net assets resulting from share transactions	(37,722,509)	(25,793,359)

Net increase (decrease) in net assets	(24,810,274)	7,891,430

Net assets:
Beginning of year	275,872,553	267,981,123

End of year	$251,062,279	$275,872,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                                    Invesco International Small Company Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/20	$17.13	$0.09		$1.66	$1.75	$(0.10)	$(0.11)	$(0.21)	$18.67	10.23%	$127,417	1.60	%(d)	1.61	%(d)	0.57	%(d)	10%
Year ended 12/31/19	15.14	0.28		2.49	2.77	(0.40)	(0.38)	(0.78)	17.13	18.37	139,919	1.55		1.56		1.70		10
Year ended 12/31/18	19.33	0.38	(e)	(3.98)	(3.60)	(0.34)	(0.25)	(0.59)	15.14	(18.67)	131,610	1.55		1.56		2.07	(e)	15
Year ended 12/31/17	15.44	0.27		4.84	5.11	(0.52)	(0.70)	(1.22)	19.33	33.42	162,497	1.58		1.59		1.48		16
Year ended 12/31/16	15.42	0.34		1.02	1.36	(0.37)	(0.97)	(1.34)	15.44	8.79	122,232	1.57		1.58		2.13		15
Class C
Year ended 12/31/20	16.30	(0.03)		1.55	1.52	(0.02)	(0.11)	(0.13)	17.69	9.36	3,151	2.35	(d)	2.36	(d)	(0.18	)(d)	10
Year ended 12/31/19	14.41	0.15		2.36	2.51	(0.24)	(0.38)	(0.62)	16.30	17.45	4,213	2.30		2.31		0.95		10
Year ended 12/31/18	18.38	0.23	(e)	(3.76)	(3.53)	(0.19)	(0.25)	(0.44)	14.41	(19.24)	12,845	2.30		2.31		1.32	(e)	15
Year ended 12/31/17	14.73	0.13		4.61	4.74	(0.39)	(0.70)	(1.09)	18.38	32.46	19,819	2.33		2.34		0.73		16
Year ended 12/31/16	14.76	0.21		0.97	1.18	(0.24)	(0.97)	(1.21)	14.73	7.96	15,712	2.32		2.33		1.38		15
Class Y
Year ended 12/31/20	17.15	0.13		1.66	1.79	(0.14)	(0.11)	(0.25)	18.69	10.47	34,240	1.35	(d)	1.36	(d)	0.82	(d)	10
Year ended 12/31/19	15.16	0.32		2.50	2.82	(0.45)	(0.38)	(0.83)	17.15	18.66	46,477	1.30		1.31		1.95		10
Year ended 12/31/18	19.36	0.43	(e)	(3.99)	(3.56)	(0.39)	(0.25)	(0.64)	15.16	(18.44)	42,878	1.30		1.31		2.32	(e)	15
Year ended 12/31/17	15.46	0.32		4.84	5.16	(0.56)	(0.70)	(1.26)	19.36	33.74	62,218	1.33		1.34		1.73		16
Year ended 12/31/16	15.43	0.38		1.03	1.41	(0.41)	(0.97)	(1.38)	15.46	9.10	57,810	1.32		1.33		2.38		15
Class R5
Year ended 12/31/20	16.98	0.15		1.65	1.80	(0.16)	(0.11)	(0.27)	18.51	10.64	6,297	1.22	(d)	1.23	(d)	0.95	(d)	10
Year ended 12/31/19	15.01	0.34		2.48	2.82	(0.47)	(0.38)	(0.85)	16.98	18.84	5,656	1.18		1.19		2.07		10
Year ended 12/31/18	19.18	0.44	(e)	(3.96)	(3.52)	(0.40)	(0.25)	(0.65)	15.01	(18.37)	5,059	1.21		1.22		2.41	(e)	15
Year ended 12/31/17	15.32	0.33		4.81	5.14	(0.58)	(0.70)	(1.28)	19.18	33.90	6,433	1.24		1.25		1.82		16
Year ended 12/31/16	15.30	0.39		1.02	1.41	(0.42)	(0.97)	(1.39)	15.32	9.21	9,740	1.19		1.20		2.51		15
Class R6
Year ended 12/31/20	16.96	0.16		1.65	1.81	(0.17)	(0.11)	(0.28)	18.49	10.72	79,958	1.15	(d)	1.16	(d)	1.02	(d)	10
Year ended 12/31/19	15.00	0.35		2.47	2.82	(0.48)	(0.38)	(0.86)	16.96	18.88	79,608	1.11		1.12		2.14		10
Year ended 12/31/18	19.17	0.45	(e)	(3.95)	(3.50)	(0.42)	(0.25)	(0.67)	15.00	(18.31)	75,590	1.14		1.15		2.48	(e)	15
Year ended 12/31/17	15.31	0.36		4.80	5.16	(0.60)	(0.70)	(1.30)	19.17	34.04	82,244	1.15		1.16		1.91		16
Year ended 12/31/16	15.30	0.40		1.02	1.42	(0.44)	(0.97)	(1.41)	15.31	9.22	15,436	1.13		1.14		2.57		15

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $114,980, $3,132, $32,216, $5,077 and $69,043 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.33 and 1.82%, $0.18 and 1.07%, $0.38 and 2.07%, $0.39 and 2.16% and $0.40 and 2.23% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                                    Invesco International Small Company Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco International Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14 Invesco International Small Company Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15 Invesco International Small Company Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00% of the Fund’s average daily net assets, respectively (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $16,656.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $12,619 in front-end sales commissions from the sale of Class A shares and $2,675 and $132 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16 Invesco International Small Company Fund

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Brazil	$–	$11,756,049	$–	$11,756,049

Canada	31,468,198	–	–	31,468,198

Denmark	–	4,587,033	–	4,587,033

Egypt	–	7,821,038	–	7,821,038

Estonia	–	1,553,082	–	1,553,082

France	–	17,872,865	–	17,872,865

Georgia	–	4,243,517	–	4,243,517

Germany	–	5,631,211	–	5,631,211

Greece	–	3,841,884	–	3,841,884

Indonesia	–	4,755,965	–	4,755,965

Ireland	–	3,842,429	–	3,842,429

Italy	–	5,381,231	–	5,381,231

Japan	–	6,782,214	–	6,782,214

Malaysia	–	2,383,827	–	2,383,827

Mexico	17,355,017	–	–	17,355,017

Morocco	–	3,965,663	–	3,965,663

Netherlands	–	1,163,626	–	1,163,626

New Zealand	–	3,240,137	–	3,240,137

Poland	–	13,644,353	–	13,644,353

Romania	–	5,399,998	–	5,399,998

Singapore	–	4,438,862	–	4,438,862

South Africa	1,539,960	8,784,865	–	10,324,825

Sweden	–	3,868,806	–	3,868,806

Switzerland	–	4,283,202	–	4,283,202

United Kingdom	–	48,756,015	–	48,756,015

United States	3,514,409	–	–	3,514,409

Vietnam	–	661,969	–	661,969

Money Market Funds	17,249,498	–	–	17,249,498

Total Investments	$71,127,082	$178,659,841	$–	$249,786,923

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $501.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,782,870	$6,797,169

Long-term capital gain	1,380,761	5,775,179

Total distributions	$3,163,631	$12,572,348

*	Includes short-term capital gain distributions, if any.

17 Invesco International Small Company Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$1,992,819

Net unrealized appreciation - investments	53,795,520

Net unrealized appreciation - foreign currencies	12,869

Temporary book/tax differences	(105,059)

Capital loss carryforward	(3,231,111)

Shares of beneficial interest	198,597,241

Total net assets	$251,062,279

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$—	$3,231,111	$3,231,111

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $20,731,686 and $56,984,552, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$76,767,543

Aggregate unrealized (depreciation) of investments	(22,972,023)

Net unrealized appreciation of investments	$53,795,520

      Cost of investments for tax purposes is $195,991,403.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on December 31, 2020, undistributed net investment income was increased by $927,632 and undistributed net realized gain (loss) was decreased by $927,632. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Class A	741,285	$11,290,330	991,266	$16,200,438

Class C	31,213	474,639	56,075	866,465

Class Y	428,289	6,456,444	1,228,302	20,144,382

Class R5	86,372	1,362,396	55,074	894,940

Class R6	1,552,063	23,411,568	1,163,095	18,860,510

Issued as reinvestment of dividends:
Class A	72,033	1,310,286	338,597	5,708,752

Class C	1,242	21,420	9,363	150,273

Class Y	20,411	371,472	98,941	1,670,118

Class R5	4,978	89,698	16,085	268,785

Class R6	64,799	1,166,378	225,682	3,766,631

Automatic conversion of Class C shares to Class A shares:
Class A	42,188	694,661	553,560	8,931,189

Class C	(44,493)	(694,661)	(582,398)	(8,931,189)

18 Invesco International Small Company Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,198,770)	$(33,491,227)	(2,406,570)	$(39,465,582)

Class C	(68,376)	(980,905)	(116,204)	(1,790,656)

Class Y	(1,327,291)	(18,255,688)	(1,445,655)	(23,664,322)

Class R5	(84,259)	(1,262,185)	(74,925)	(1,220,725)

Class R6	(1,985,975)	(29,687,135)	(1,733,968)	(28,183,368)

Net increase (decrease) in share activity	(2,664,291)	$(37,722,509)	(1,623,680)	$(25,793,359)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

19 Invesco International Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20 Invesco International Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,287.10	$9.26	$1,017.04	$ 8.16	1.61%
Class C	1,000.00	1,281.60	13.53	1,013.27	11.94	2.36
Class Y	1,000.00	1,287.90	7.82	1,018.30	6.90	1.36
Class R5	1,000.00	1,289.40	7.08	1,018.95	6.24	1.23
Class R6	1,000.00	1,289.70	6.68	1,019.30	5.89	1.16

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21                                    Invesco International Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,380,761
Qualified Dividend Income*	96.21%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	1.11%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$ 0.0307 per share
Foreign Source Income	$ 0.3949 per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$74,665

22                                    Invesco International Small Company Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco International Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                                    Invesco International Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                                    Invesco International Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                    Invesco International Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                                    Invesco International Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom -1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                                    Invesco International Small Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                                    Invesco International Small Company Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334	Invesco Distributors, Inc.	ISC-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Small Cap Equity Fund
Nasdaq:
A: SMEAX ∎ C: SMECX ∎ R: SMERX ∎ Y: SMEYX ∎ R5: SMEIX ∎ R6: SMEFX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Small Cap Equity Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.29%
Class C Shares	26.36
Class R Shares	27.09
Class Y Shares	27.70
Class R5 Shares	27.95
Class R6 Shares	28.03
S&P 500 Index▼ (Broad Market Index)	18.40
Russell 2000 Index▼ (Style-Specific Index)	19.96
Lipper Small-Cap Core Funds Index∎ (Peer Group Index)	10.69
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in

September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    Given this environment, the Fund produced a strong, double-digit return and outperformed its style-specific benchmark, the Russell 2000 Index, during the year. Relative outperformance was largely attributed to positive security selection across a broad set of sectors including information technology (IT), real estate, industrials, consumer discretionary, communication services, financials, utilities and materials. The Fund’s allocation to most of these sectors also provided a positive impact to relative results with our allocations in the IT, consumer discretionary and utilities sectors contributing the most. Alternatively, stock selection and an underweight allocation in the health care sector detracted the most from relative performance. Security selection in the consumer staples and energy sectors were headwinds along with the Fund’s ancillary cash position.

    Top individual contributors to the Fund’s absolute performance during the year included Crocs, Penn National Gaming and Lattice Semiconductor.

    Comfort foam shoemaker, Crocs was the leading contributor to Fund performance on an absolute basis and was added to the Fund in the first quarter of 2020 following a significant decline in its stock price due to concerns over business interruption from COVID-19. During the year, the company generated better than expected results driven by strong eCommerce growth offsetting weakness in its retail segment.

    Penn National Gaming benefited from strong gaming activity during the year as its casinos gradually reopened following COVID-19 shutdowns and are operating with improved profitability. The regional casino operator also owns a 36%4 stake in Barstool Sports whose sports betting app, Barstool Sportsbook, rocketed to

2 Invesco Small Cap Equity Fund

become the most downloaded sports betting application in Apple’s app store shortly after its September soft launch.

    Strength in Lattice Semiconductor during the year can be attributed to two primary factors. The semiconductor company introduced its Nexus platform which offers significant competitive, pricing and performance benefits due to its better power efficiency and faster speeds. Additionally, with Nexus now available, Lattice was able to capitalize on improving end market spending including 5G, data centers, auto and industrials.

    Top individual detractors from the Fund’s absolute performance included ChampionX, Boot Barn and Viper Energy.

    ChampionX (formerly Apergy) and Viper Energy are both energy sector constituents that declined with oil prices early in the year. We exited our position to become more defensive in this space as the oil markets were likely to take longer than other areas of the economy to navigate the COVID driven lock-down.

    Boot Barn was among the leading detractors despite being a strong retailer offering good competitive dynamics. However, with oil prices depressed and rig count down, we believed Boot Barn would struggle to sustain growth without this key customer demographic. We exited our position during the year.

    We wish to remind you that all positioning changes are based on a bottom-up stock selection process. Our portfolio construction is designed to manage risk and ensure alignment with small-cap market sector exposure within modest over- and underweights. At the close of the year, the Fund’s underweight exposures relative to the Russell 2000 Index were in the health care, energy, utilities, consumer staples, real estate and communication services sectors. Conversely, the Fund’s overweight exposures were in the IT, industrials, financials, materials and consumer discretionary sectors.

    At the close of the year, we continued to expect volatility as the global economy ebbs and flows between high COVID-19 infection rates resulting in either government-mandated or self-imposed lockdowns and vaccinations supporting reopenings and a return to normalcy. At the margin, we have shifted out of more defensive stocks and into stocks that have more upside potential in a post-COVID economic and market recovery. Though the situation continues to evolve, we believe the US economy will gradually re-open on a regional basis. We expect unemployment, weakened confidence, de-leveraging, and bankruptcies will be headwinds, while COVID vaccine deployment, growing herd immunity, monetary and fiscal stimulus, as well as pent-up demand will provide tailwinds.

    Thank you for your commitment to the Invesco Small Cap Equity Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Economic Analysis

3	Source: Lipper Inc.

4	Source: Penn National Gaming: pngaming.com

Portfolio manager(s):

Juan Hartsfield (Lead)

Davis Paddock

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco Small Cap Equity Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	7.61%
10 Years	9.30
5 Years	10.31
1 Year	20.27

Class C Shares
Inception (8/31/00)	7.60%
10 Years	9.27
5 Years	10.74
1 Year	25.36

Class R Shares
Inception (6/3/02)	8.10%
10 Years	9.65
5 Years	11.30
1 Year	27.09

Class Y Shares
Inception (10/3/08)	10.61%
10 Years	10.20
5 Years	11.86
1 Year	27.70

Class R5 Shares
Inception (4/29/05)	9.62%
10 Years	10.40
5 Years	12.05
1 Year	27.95

Class R6 Shares
10 Years	10.38%
5 Years	12.14
1 Year	28.03

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco Small Cap Equity Fund

Supplemental Information

Invesco Small Cap Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco Small Cap Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	19.34%
Industrials	19.13
Financials	17.31
Health Care	15.26
Consumer Discretionary	13.39
Real Estate	5.53
Materials	4.69
Other Sectors, Each Less than 2% of Net Assets	4.33
Money Market Funds Plus Other Assets Less Liabilities	1.02

Top 10 Equity Holdings*

		% of total net assets
1.	Lattice Semiconductor Corp.	1.99%
2.	NeoGenomics, Inc.	1.87
3.	OneMain Holdings, Inc.	1.67
4.	Penn National Gaming, Inc.	1.66
5.	Ryman Hospitality Properties, Inc.	1.62
6.	Taylor Morrison Home Corp., Class A	1.43
7.	MACOM Technology Solutions Holdings, Inc.	1.31
8.	Piper Sandler Cos.	1.30
9.	Visteon Corp.	1.30
10.	Semtech Corp.	1.29

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7                                    Invesco Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–98.98%
Air Freight & Logistics–0.89%
Air Transport Services Group, Inc.(b)	282,392	$8,850,165

Alternative Carriers–1.20%
Iridium Communications, Inc.(b)	301,706	11,864,588

Apparel Retail–1.24%
American Eagle Outfitters, Inc.	430,548	8,641,098
Children’s Place, Inc. (The)(b)(c)	73,301	3,672,380
		12,313,478

Application Software–7.23%
Avalara, Inc.(b)	58,120	9,583,407
Avaya Holdings Corp.(b)	451,642	8,648,944
LivePerson, Inc.(b)	182,769	11,373,715
Manhattan Associates, Inc.(b)	83,320	8,763,597
Nuance Communications, Inc.(b)	253,585	11,180,563
Q2 Holdings, Inc.(b)	86,400	10,932,192
Verint Systems, Inc.(b)	165,657	11,128,837
		71,611,255

Asset Management & Custody Banks–0.37%
Blucora, Inc.(b)	233,610	3,716,735

Auto Parts & Equipment–1.30%
Visteon Corp.(b)	102,468	12,861,783

Automotive Retail–1.07%
Lithia Motors, Inc., Class A	36,402	10,653,773

Biotechnology–3.07%
CRISPR Therapeutics AG (Switzerland)(b)	42,251	6,469,051
Emergent BioSolutions, Inc.(b)	77,577	6,950,899
Natera, Inc.(b)	111,404	11,086,926
TG Therapeutics, Inc.(b)	112,816	5,868,688
		30,375,564

Building Products–2.91%
Masonite International Corp.(b)	95,744	9,415,465
Owens Corning	152,874	11,581,734
Trex Co., Inc.(b)	93,694	7,844,062
		28,841,261

Casinos & Gaming–1.66%
Penn National Gaming, Inc.(b)	190,351	16,440,616

Communications Equipment–0.75%
Ciena Corp.(b)	139,904	7,393,926

Construction & Engineering–2.24%
NV5 Global, Inc.(b)	148,708	11,715,216
WillScot Mobile Mini Holdings Corp.(b)	452,618	10,487,159
		22,202,375

	Shares	Value

Construction Materials–2.00%
Eagle Materials, Inc.	99,529	$10,087,264
Summit Materials, Inc., Class A(b)	483,631	9,711,311
		19,798,575

Consumer Finance–1.67%
OneMain Holdings, Inc.	342,818	16,510,115

Electric Utilities–0.27%
IDACORP, Inc.	27,885	2,677,797

Electrical Components & Equipment–2.96%
EnerSys	111,135	9,230,873
Plug Power, Inc.(b)	311,644	10,567,848
Vertiv Holdings Co.	512,652	9,571,213
		29,369,934

Electronic Equipment & Instruments–2.30%
Badger Meter, Inc.	131,517	12,370,489
Coherent, Inc.(b)	69,313	10,398,336
		22,768,825

Electronic Manufacturing Services–1.08%
Flex Ltd.(b)	597,749	10,747,527

Environmental & Facilities Services–0.88%
Casella Waste Systems, Inc., Class A(b)	141,150	8,744,243

Fertilizers & Agricultural Chemicals–0.97%
Scotts Miracle-Gro Co. (The)	48,066	9,571,863

Financial Exchanges & Data–1.09%
TMX Group Ltd. (Canada)	108,434	10,830,622

Food Retail–0.66%
Sprouts Farmers Market, Inc.(b)	326,657	6,565,806

Footwear–2.18%
Crocs, Inc.(b)	159,713	10,007,617
Wolverine World Wide, Inc.	371,428	11,607,125
		21,614,742

Health Care Equipment–3.16%
AtriCure, Inc.(b)	207,772	11,566,667
CONMED Corp.	99,857	11,183,984
Hill-Rom Holdings, Inc.	86,960	8,519,471
		31,270,122

Health Care Facilities–2.09%
Encompass Health Corp.	133,334	11,025,389
Pennant Group, Inc. (The)(b)	166,291	9,654,855
		20,680,244

Health Care Services–1.04%
Castle Biosciences, Inc.(b)	154,173	10,352,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                    Invesco Small Cap Equity Fund

	Shares	Value
Health Care Supplies–1.67%
ICU Medical, Inc.(b)	36,602	$7,850,763
OrthoPediatrics Corp.(b)	209,763	8,652,724
		16,503,487

Health Care Technology–1.23%
Simulations Plus, Inc.	168,804	12,140,384

Heavy Electrical Equipment–0.73%
TPI Composites, Inc.(b)	136,317	7,194,811

Homebuilding–1.43%
Taylor Morrison Home Corp., Class A(b)	550,871	14,129,841

Hotel & Resort REITs–1.62%
Ryman Hospitality Properties, Inc.	236,809	16,046,178

Hotels, Resorts & Cruise Lines–1.18%
Wyndham Destinations, Inc.	260,102	11,668,176

Industrial Machinery–4.73%
Altra Industrial Motion Corp.	184,082	10,203,665
Gates Industrial Corp. PLC(b)	647,267	8,259,127
Helios Technologies, Inc.	181,824	9,689,401
ITT, Inc.	129,025	9,937,506
SPX Corp.(b)	161,574	8,812,246
		46,901,945

Industrial REITs–1.80%
EastGroup Properties, Inc.	66,322	9,156,415
STAG Industrial, Inc.	276,515	8,660,450
		17,816,865

Interactive Media & Services–0.76%
Eventbrite, Inc., Class A(b)	418,778	7,579,882

Investment Banking & Brokerage–2.58%
LPL Financial Holdings, Inc.	121,803	12,694,309
Piper Sandler Cos.	127,515	12,866,263
		25,560,572

Life & Health Insurance–0.93%
Primerica, Inc.	69,064	9,249,742

Life Sciences Tools & Services–3.01%
Medpace Holdings, Inc.(b)	81,255	11,310,696
NeoGenomics, Inc.(b)	344,144	18,528,713
		29,839,409

Multi-line Insurance–0.91%
Assurant, Inc.	65,998	8,990,248

Packaged Foods & Meats–0.66%
Calavo Growers, Inc.	94,167	6,538,015

Paper Packaging–0.78%
Graphic Packaging Holding Co.	458,856	7,773,021

	Shares	Value

Property & Casualty Insurance–1.37%
Hanover Insurance Group, Inc. (The)	57,021	$6,666,895
Selective Insurance Group, Inc.	102,633	6,874,359
		13,541,254

Real Estate Services–1.03%
FirstService Corp. (Canada)	74,840	10,243,244

Regional Banks–6.98%
Columbia Banking System, Inc.	248,877	8,934,684
Community Bank System, Inc.	125,411	7,814,359
Glacier Bancorp, Inc.	192,879	8,874,363
Pacific Premier Bancorp, Inc.	257,350	8,062,775
Pinnacle Financial Partners, Inc.	137,417	8,849,655
South State Corp.	99,153	7,168,762
Webster Financial Corp.	197,378	8,319,483
Western Alliance Bancorporation	185,067	11,094,767
		69,118,848

Research & Consulting Services–1.09%
Huron Consulting Group, Inc.(b)	183,339	10,807,834

Restaurants–1.32%
Papa John’s International, Inc.	76,741	6,511,474
Wendy’s Co. (The)	298,060	6,533,475
		13,044,949

Semiconductor Equipment–2.14%
Brooks Automation, Inc.	168,276	11,417,527
Entegris, Inc.	102,023	9,804,410
		21,221,937

Semiconductors–5.84%
Lattice Semiconductor Corp.(b)	430,199	19,711,718
MACOM Technology Solutions Holdings, Inc.(b)	236,004	12,989,660
Power Integrations, Inc.	150,686	12,335,156
Semtech Corp.(b)	177,246	12,777,664
		57,814,198

Specialized Consumer Services–1.02%
Terminix Global Holdings, Inc.(b)	198,863	10,144,002

Specialized REITs–1.08%
Gaming and Leisure Properties, Inc.	252,991	10,726,818

Specialty Chemicals–0.94%
Ashland Global Holdings, Inc.	117,229	9,284,537

Thrifts & Mortgage Finance–1.41%
Essent Group Ltd.	173,708	7,504,186
Radian Group, Inc.	318,441	6,448,430
		13,952,616

Tires & Rubber–0.99%
Cooper Tire & Rubber Co.	241,139	9,766,129

Trading Companies & Distributors–1.93%
Applied Industrial Technologies, Inc.	129,284	10,082,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                                    Invesco Small Cap Equity Fund

	Shares	Value

Trading Companies & Distributors–(continued)
Univar Solutions, Inc.(b)	475,883	$9,046,536

		19,129,395

Trucking–0.76%
Knight-Swift Transportation Holdings, Inc.	179,176	7,493,140

Water Utilities–0.78%
California Water Service Group	143,034	7,728,127

Total Common Stocks & Other Equity Interests (Cost $686,075,579)		980,578,255

Money Market Funds–1.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	3,625,841	3,625,841

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	2,694,849	2,695,658

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	4,143,818	4,143,818

Total Money Market Funds (Cost $10,465,212)		10,465,317

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $696,540,791)		991,043,572

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.01%
Invesco Private Government Fund, 0.02%(d)(e)(f)	56,407	$56,407

Invesco Private Prime Fund, 0.12%(d)(e)(f)	84,585	84,610

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $141,017)		141,017

TOTAL INVESTMENTS IN SECURITIES–100.05% (Cost $696,681,808)		991,184,589

OTHER ASSETS LESS LIABILITIES—(0.05)%		(513,255)

NET ASSETS–100.00%		$990,671,334

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,676,084	$81,355,120	$(81,405,363)	$-	$-	$3,625,841	$12,689
Invesco Liquid Assets Portfolio, Institutional Class	2,799,975	58,320,785	(58,425,168)	(470)	536	2,695,658	16,551
Invesco Treasury Portfolio, Institutional Class	4,201,239	92,977,280	(93,034,701)	-	-	4,143,818	13,042
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	3,486,859	17,392,676	(20,879,535)	-	-	-	9,491	*
Invesco Liquid Assets Portfolio, Institutional Class	1,162,285	4,335,604	(5,498,161)	55	217	-	3,559	*
Invesco Private Government Fund	-	40,604,089	(40,547,682)	-	-	56,407	382	*
Invesco Private Prime Fund	-	8,165,192	(8,080,736)	-	154	84,610	546	*
Total	$15,326,442	$303,150,746	$(307,871,346)	$(415)	$907	$10,606,334	$56,260

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Small Cap Equity Fund

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:

Investments in securities, at value (Cost $686,075,579)*	$980,578,255
Investments in affiliated money market funds, at value (Cost $10,606,229)	10,606,334
Foreign currencies, at value (Cost $50,703)	50,843
Receivable for:
Investments sold	2,323,171
Fund shares sold	584,464
Dividends	296,528
Investment for trustee deferred compensation and retirement plans	208,191
Other assets	57,356
Total assets	994,705,142

Liabilities:

Payable for:
Investments purchased	1,114,306
Fund shares reacquired	1,208,190
Amount due custodian	617,387
Collateral upon return of securities loaned	141,017
Accrued fees to affiliates	598,284
Accrued other operating expenses	128,056
Trustee deferred compensation and retirement plans	226,568
Total liabilities	4,033,808
Net assets applicable to shares outstanding	$990,671,334

Net assets consist of:

Shares of beneficial interest	$656,362,568
Distributable earnings	334,308,766
$990,671,334

Net Assets:

Class A	$562,994,714
Class C	$16,129,171
Class R	$48,792,470
Class Y	$66,782,720
Class R5	$21,396,159
Class R6	$274,576,100

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	37,598,318
Class C	1,525,380
Class R	3,585,204
Class Y	4,227,020
Class R5	1,238,509
Class R6	15,735,934
Class A:
Net asset value per share	$14.97
Maximum offering price per share (Net asset value of $14.97 ÷ 94.50%)	$15.84
Class C:
Net asset value and offering price per share	$10.57
Class R:
Net asset value and offering price per share	$13.61
Class Y:
Net asset value and offering price per share	$15.80
Class R5:
Net asset value and offering price per share	$17.28
Class R6:
Net asset value and offering price per share	$17.45

*	At December 31, 2020, securities with an aggregate value of $138,250 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                                    Invesco Small Cap Equity Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $44,515)	$9,688,567

Dividends from affiliated money market funds (includes securities lending income of $10,376)	52,658

Total investment income	9,741,225

Expenses:
Advisory fees	6,025,725

Administrative services fees	112,119

Custodian fees	12,051

Distribution fees:
Class A	1,122,123

Class C	157,951

Class R	202,343

Transfer agent fees - A, C, R and Y	1,542,685

Transfer agent fees - R5	18,119

Transfer agent fees - R6	75,058

Trustees’ and officers’ fees and benefits	31,143

Registration and filing fees	88,606

Reports to shareholders	143,592

Professional services fees	27,730

Other	15,439

Total expenses	9,574,684

Less: Fees waived and/or expense offset arrangement(s)	(16,890)

Net expenses	9,557,794

Net investment income	183,431

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $292,127)	74,169,258

Affiliated investment securities	907

Foreign currencies	(343)

74,169,822

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	139,447,667

Affiliated investment securities	(415)

Foreign currencies	(639)

139,446,613

Net realized and unrealized gain	213,616,435

Net increase in net assets resulting from operations	$213,799,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$183,431	$1,425,276

Net realized gain	74,169,822	89,075,189

Change in net unrealized appreciation	139,446,613	126,573,644

Net increase in net assets resulting from operations	213,799,866	217,074,109

Distributions to shareholders from distributable earnings:

Class A	(31,844,884)	(50,347,139)

Class C	(1,428,258)	(2,524,011)

Class R	(3,049,856)	(5,378,646)

Class Y	(3,702,612)	(6,147,792)

Class R5	(1,132,165)	(2,302,475)

Class R6	(14,472,443)	(26,006,085)

Total distributions from distributable earnings	(55,630,218)	(92,706,148)

Share transactions–net:

Class A	(16,953,845)	8,176,936

Class C	(4,753,063)	(22,771,632)

Class R	(5,795,705)	(9,440,454)

Class Y	(5,213,607)	(19,189,374)

Class R5	(2,940,446)	(9,784,812)

Class R6	(69,804,621)	(1,910,329)

Net increase (decrease) in net assets resulting from share transactions	(105,461,287)	(54,919,665)

Net increase in net assets	52,708,361	69,448,296

Net assets:

Beginning of year	937,962,973	868,514,677

End of year	$990,671,334	$937,962,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Small Cap Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/20	$12.50	$(0.02)	$3.39	$3.37	$-	$(0.90)	$(0.90)	$14.97	27.29%	$562,995	1.31	%(d)	1.31	%(d)	(0.13	)%(d)	43%
Year ended 12/31/19	11.04	(0.00)	2.86	2.86	-	(1.40)	(1.40)	12.50	26.13	495,573	1.31		1.31		(0.00)		35
Year ended 12/31/18	15.35	(0.03)	(2.23)	(2.26)	-	(2.05)	(2.05)	11.04	(15.16)	427,637	1.28		1.28		(0.21)		22
Year ended 12/31/17	14.25	(0.05)	1.98	1.93	-	(0.83)	(0.83)	15.35	13.58	549,010	1.30		1.30		(0.36)		21
Year ended 12/31/16	13.43	(0.02)	1.61	1.59	-	(0.77)	(0.77)	14.25	11.72	557,205	1.31		1.31		(0.18)		35
Class C
Year ended 12/31/20	9.11	(0.08)	2.44	2.36	-	(0.90)	(0.90)	10.57	26.36	16,129	2.06	(d)	2.06	(d)	(0.88	)(d)	43
Year ended 12/31/19	8.42	(0.07)	2.16	2.09	-	(1.40)	(1.40)	9.11	25.10	18,873	2.06		2.06		(0.75)		35
Year ended 12/31/18	12.35	(0.12)	(1.76)	(1.88)	-	(2.05)	(2.05)	8.42	(15.76)	37,757	2.03		2.03		(0.96)		22
Year ended 12/31/17	11.69	(0.13)	1.62	1.49	-	(0.83)	(0.83)	12.35	12.79	51,355	2.05		2.05		(1.11)		21
Year ended 12/31/16	11.22	(0.11)	1.35	1.24	-	(0.77)	(0.77)	11.69	10.90	56,845	2.06		2.06		(0.93)		35
Class R
Year ended 12/31/20	11.45	(0.04)	3.10	3.06	-	(0.90)	(0.90)	13.61	27.09	48,792	1.56	(d)	1.56	(d)	(0.38	)(d)	43
Year ended 12/31/19	10.24	(0.03)	2.64	2.61	-	(1.40)	(1.40)	11.45	25.71	47,521	1.56		1.56		(0.25)		35
Year ended 12/31/18	14.44	(0.07)	(2.08)	(2.15)	-	(2.05)	(2.05)	10.24	(15.35)	50,345	1.53		1.53		(0.46)		22
Year ended 12/31/17	13.48	(0.09)	1.88	1.79	-	(0.83)	(0.83)	14.44	13.32	71,008	1.55		1.55		(0.61)		21
Year ended 12/31/16	12.77	(0.06)	1.54	1.48	-	(0.77)	(0.77)	13.48	11.46	74,227	1.56		1.56		(0.43)		35
Class Y
Year ended 12/31/20	13.12	0.02	3.57	3.59	(0.01)	(0.90)	(0.91)	15.80	27.70	66,783	1.06	(d)	1.06	(d)	0.12	(d)	43
Year ended 12/31/19	11.51	0.03	2.98	3.01	-	(1.40)	(1.40)	13.12	26.36	62,023	1.06		1.06		0.25		35
Year ended 12/31/18	15.86	0.00	(2.30)	(2.30)	-	(2.05)	(2.05)	11.51	(14.92)	71,037	1.03		1.03		0.04		22
Year ended 12/31/17	14.66	(0.02)	2.05	2.03	-	(0.83)	(0.83)	15.86	13.88	228,176	1.05		1.05		(0.11)		21
Year ended 12/31/16	13.76	0.01	1.66	1.67	-	(0.77)	(0.77)	14.66	12.02	409,479	1.06		1.06		0.07		35
Class R5
Year ended 12/31/20	14.28	0.04	3.91	3.95	(0.05)	(0.90)	(0.95)	17.28	27.95	21,396	0.88	(d)	0.88	(d)	0.30	(d)	43
Year ended 12/31/19	12.40	0.07	3.21	3.28	-	(1.40)	(1.40)	14.28	26.65	20,674	0.85		0.85		0.46		35
Year ended 12/31/18	16.88	0.03	(2.46)	(2.43)	-	(2.05)	(2.05)	12.40	(14.79)	26,543	0.87		0.87		0.20		22
Year ended 12/31/17	15.54	0.00	2.17	2.17	-	(0.83)	(0.83)	16.88	14.00	50,217	0.91		0.91		0.03		21
Year ended 12/31/16	14.52	0.04	1.75	1.79	-	(0.77)	(0.77)	15.54	12.22	111,621	0.87		0.87		0.26		35
Class R6
Year ended 12/31/20	14.41	0.05	3.94	3.99	(0.05)	(0.90)	(0.95)	17.45	28.03	274,576	0.81	(d)	0.81	(d)	0.37	(d)	43
Year ended 12/31/19	12.50	0.07	3.24	3.31	-	(1.40)	(1.40)	14.41	26.67	293,300	0.81		0.81		0.50		35
Year ended 12/31/18	16.99	0.05	(2.49)	(2.44)	-	(2.05)	(2.05)	12.50	(14.75)	255,195	0.80		0.80		0.27		22
Year ended 12/31/17	15.61	0.02	2.19	2.21	-	(0.83)	(0.83)	16.99	14.19	305,344	0.85		0.85		0.09		21
Year ended 12/31/16	14.57	0.05	1.76	1.81	-	(0.77)	(0.77)	15.61	12.31	62,583	0.79		0.79		0.34		35

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $448,849, $15,795, $40,469, $51,582, $18,119 and $252,211 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco Small Cap Equity Fund

Notes to Financial Statements

December 31, 2020

NOTE 1—Significant Accounting Policies

Invesco Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s primary investment objective is long-term growth of capital.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16 Invesco Small Cap Equity Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities

17 Invesco Small Cap Equity Fund

loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.73%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s)

18 Invesco Small Cap Equity Fund

that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $14,585.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $82,477 in front-end sales commissions from the sale of Class A shares and $5,051 and $252 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    For the year ended December 31, 2020, the Fund incurred $3,559 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19 Invesco Small Cap Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$980,578,255	$-	$-	$980,578,255
Money Market Funds	10,465,317	141,017	-	10,606,334
Total Investments	$991,043,572	$141,017	$-	$991,184,589

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities sales of $2,067,007, which resulted in net realized gains of $292,127.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,305.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$13,100,850	$ 4,505,805
Long-term capital gain	42,529,368	88,200,343
Total distributions	$55,630,218	$92,706,148

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$18,388,216

Undistributed long-term capital gain	21,686,639

Net unrealized appreciation – investments	294,391,549

Net unrealized appreciation - foreign currencies	139

Temporary book/tax differences	(157,777)

Shares of beneficial interest	656,362,568

Total net assets	$990,671,334

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

20 Invesco Small Cap Equity Fund

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $352,188,602 and $519,878,400, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$316,157,215

Aggregate unrealized (depreciation) of investments	(21,765,666)

Net unrealized appreciation of investments	$294,391,549

    Cost of investments for tax purposes is $696,793,040.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts and partnerships, on December 31, 2020, undistributed net investment income was increased by $96,700 and undistributed net realized gain was decreased by $96,700. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	4,670,501	$54,756,398	3,939,503	$50,175,801

Class C	380,313	3,266,899	313,585	3,021,759

Class R	894,524	9,608,396	704,610	8,314,038

Class Y	1,506,989	18,985,652	1,012,800	13,622,657

Class R5	209,769	2,765,875	477,408	6,866,802

Class R6	4,390,673	52,201,875	2,884,770	41,752,403

Issued as reinvestment of dividends:
Class A	2,133,548	30,595,066	3,943,862	48,351,886

Class C	134,303	1,360,509	270,074	2,414,457

Class R	233,843	3,049,304	477,200	5,363,728

Class Y	228,396	3,455,633	446,915	5,751,798

Class R5	68,409	1,132,165	164,419	2,301,867

Class R6	858,418	14,344,164	1,825,075	25,806,565

Automatic conversion of Class C shares to Class A shares:
Class A	233,123	3,209,515	1,632,266	20,000,423

Class C	(326,565)	(3,209,515)	(2,144,057)	(20,000,423)

21 Invesco Small Cap Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(9,094,184)	$(105,514,824)	(8,585,469)	$(110,351,174)

Class C	(734,481)	(6,170,956)	(854,192)	(8,207,425)

Class R	(1,692,393)	(18,453,405)	(1,949,626)	(23,118,220)

Class Y	(2,235,480)	(27,654,892)	(2,905,084)	(38,563,829)

Class R5	(487,350)	(6,838,486)	(1,334,595)	(18,953,481)

Class R6	(9,863,859)	(136,350,660)	(4,777,106)	(69,469,297)

Net increase (decrease) in share activity	(8,491,503)	$(105,461,287)	(4,457,642)	$(54,919,665)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22 Invesco Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23 Invesco Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,381.20	$7.84	$1,018.55	$6.65	1.31%
Class C	1,000.00	1,375.30	12.36	1,014.73	10.48	2.07
Class R	1,000.00	1,380.60	9.34	1,017.29	7.91	1.56
Class Y	1,000.00	1,383.50	6.35	1,019.81	5.38	1.06
Class R5	1,000.00	1,385.20	5.28	1,020.71	4.47	0.88
Class R6	1,000.00	1,385.10	4.86	1,021.06	4.12	0.81

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24 Invesco Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$42,529,368
Corporate Dividends Received Deduction*	31.82%
Qualified Dividend Income*	33.02%
Qualified Business Income (199A)*	1.55%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$12,171,143

25 Invesco Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                                    Invesco Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                                    Invesco Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                    Invesco Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                                    Invesco Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                                    Invesco Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                                    Invesco Small Cap Equity Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334	Invesco Distributors, Inc.	SCE-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between January 1, 2020 to February 26, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that five PwC Managers and one PwC Associate each held financial interests either directly or, in the case of two PwC Managers, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of one PwC Manager and one PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individuals), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$129,640	$132,872
Audit-Related Fees	$0	$0
Tax Fees(1)	$141,111	$111,707
All Other Fees	$0	$0

Total Fees	$270,751	$244,579

(1)

Tax Fees for the fiscal year ended December 31, 2020 and 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended December 31, 2020 and $4,089,000 for the fiscal year ended December 31, 2019. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,061,111 for the fiscal year ended December 31, 2020 and $4,890,707 for the fiscal year ended December 31, 2019.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 11, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 11, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Funds Group (Invesco Funds Group)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 5, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 5, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	March 5, 2021